JOHNSONFAMILY FUNDS


                       Supplement dated December 10, 2002
                    to the Prospectus dated February 28, 2002


          This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.


          The text under the caption "Portfolio Manager" on Page 6 of the Prospectus has been deleted and replaced with the following:

     Portfolio Manager

     The day-to-day management of the portfolio of the Fund (JohnsonFamily Intermediate Fixed Income Fund) is conducted by a committee of employees of the Adviser (Johnson Asset Management, Inc.).



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.